EXHIBIT 31.2


                     Rule 13a-14(a)/15d-14(a) Certification
                                  of Dean Ward


                                  Certification

I, Dean Ward, certify that:

     1 I have reviewed this quarterly report on Form 10-QSB of AngelCiti Entertainment, Inc.;

     2. Based upon my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

     3. Based on my knowledge, the financial statements and other financial information included in this Report fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Report.

     4. The registrant's other certifying officers, and I each are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and we have:

          a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

          b) Designed such internal controls over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) Evaluated the effectiveness of the registrant's disclosure controls and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

          d) Disclosed in this Report any change in our internal control over financial reporting that occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function, if any):

          a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's control over financial reporting.


Dated: November 14, 2005                      ----------------------------------
                                              Dean Ward, Chief Financial Officer

                                                                    EXHIBIT 32.1


                Certification Pursuant to 18 U.S.C. Section 1350
                       as adopted pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of AngelCiti Entertainment, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Gutierrez, Chief Executive Officer of the Company, and Dean Ward, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: November 14, 2005               -----------------------------------------
                                       George Gutierrez, Chief Executive Officer


Dated: November 14, 2005               -----------------------------------------
                                       Dean Ward, Chief Financial Officer